Rule 482 ad
                                                                     Rule 497(e)
                                                    File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[In black type on white background is the headline:]
If You're Looking For Performance, Consider A Fund Built On Solid Foundations. [Beneath the headline running the full width is a photograph of a home being built]
[Beneath the photograph in all capital letters:]
MANAGED BY KEN HEEBNER
[Below the photograph running in two columns printing in smaller black type is the following text:]
[Left column] In today's unpredictable marketplace, the performance of real estate investments, including home-building stocks, may provide a strategic advantage.
CGM(R) Realty Fund combines the opportunity for long-term capital appreciation found in real estate investments with the convenience of a mutual fund.
Managed by Ken Heebner, CGM Realty Fund can be a welcome addition to a diversified portfolio.
CGM Realty Fund returned more than 173% for the five-year period ended 12/31/03 and more than 89% over the twelve months ended 12/31/03.
[The following text appears in black italicized type:]
89.7%, 22.3%, and 17.5% are the average annual total returns for CGM Realty Fund for the 1- and 5-year periods ended 12/31/03 and from inception on 5/13/94 through 12/31/03. Current performance may be lower or higher. The Fund's advisor absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return [Right column] for the since-inception period would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate, so that your shares, when you redeem them, may be worth more or less than you originally paid for them. You should carefully consider the Fund's investment objectives, risks, charges and expenses before investing in the Fund. The Fund's prospectus contains this and other important information about the Fund. You should read the prospectus carefully before investing. Please call the toll-free number below for a prospectus.
[The following text appears in black type:]
While no one can predict future performance, maybe you should consider investing now. Call now for a prospectus and current performance information through the most recent month-end.

[A line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text:]
CGM REALTY FUND
[Below is the following text (in smaller copy):]
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0757
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load
Copyright 2004 CGM